                                                                    EXHIBIT 99.1


FOR FURTHER INFORMATION:            STEPHANIE SLAVIN        (713) 497-6983
                                    DENNIS BARBER           (713) 497-3042

FOR IMMEDIATE RELEASE:              MAY 5, 2004


                  Reliant Energy Reports First Quarter Results

HOUSTON, TX - Reliant Energy, Inc. (NYSE: RRI) reported a loss from continuing operations of $46 million, or $0.15 per share, for the first quarter of 2004, compared to a loss from continuing operations of $52 million, or $0.18 per share, for the same period of 2003.

"First quarter results were consistent with the 2004 outlook we provided last quarter. While wholesale market conditions were weaker than the first quarter of 2003, we are seeing indications that the wholesale market is firming. Increasingly, we are using our improved liquidity to reduce our exposure to short-term market volatility and capture economic benefits where we see market improvements," said Joel Staff, chairman and chief executive officer. "The retail business continues to be successful in retaining customers in the Houston area and expanding our business into other parts of Texas, New Jersey and Maryland. Over the last twelve months, we have added over 150,000 customers."

"In our last earnings call, we identified strategic goals that will position us for future success and growth," Staff added. "During the first quarter we made significant progress toward achieving these goals by streamlining the organization and beginning to redesign our processes and systems. To date, we have identified over half of our announced $200 million cost reduction program and remain confident we will achieve that goal."

            1ST QUARTER RESULTS PER SHARE FROM CONTINUING OPERATIONS

                                                                                  2004            2003
                                                                               ----------      ----------
Adjusted loss from continuing operations                                       $    (0.15)     $    (0.18)
Accrual for payment to CenterPoint Energy                                              --           (0.10)
Net reduction of California-related reserves                                         0.05            0.18
Accelerated depreciation related to a retired unit                                  (0.03)             --
Gains realized/collected that were recorded prior to 2003 (EITF No. 02-03)          (0.02)          (0.04)
Restructuring charges, including severance                                          (0.04)          (0.01)
Non-trading unrealized energy derivative gains/(losses)                              0.04           (0.03)
                                                                               ----------      ----------
Loss from continuing operations (on GAAP basis)                                $    (0.15)     $    (0.18)
                                                                               ==========      ==========

FINANCIAL REVIEW

GROSS MARGIN

Retail gross margin was $162 million in the first quarter of 2004, compared to $185 million in the first quarter of 2003. Excluding the items detailed in the table below, retail gross margin would have been $164 million in the first quarter of 2004 compared to $205 million in 2003. ERCOT usage adjustments impacted both quarters, reducing gross margin by $9 million in the first quarter of 2004 and increasing gross margin by $15 million in the first quarter of 2003. Gross margin in 2004 was also impacted by higher supply costs and reduced benefits from favorable hedges that were only partially offset by an increase in the price-to-beat rate, higher sales volumes and increased customer count.

                         1ST QUARTER RETAIL GROSS MARGIN

($ millions)                                                                      2004             2003
                                                                               -----------      -----------
Adjusted retail gross margin                                                   $       164      $       205
Gains realized/collected that were recorded prior to 2003 (EITF No. 02-03)             (11)             (18)
Non-trading unrealized energy derivative gains/(losses)                                  9               (2)
                                                                               -----------      -----------
Retail gross margin                                                            $       162      $       185
                                                                               ===========      ===========

Wholesale gross margin was $325 million in the first quarter of 2004, compared to $281 million in the first quarter of 2003. Excluding the items detailed in the table below, wholesale gross margin would have been $292 million in the first quarter of 2004, compared to $220 million in 2003. First quarter of 2003 included an $80 million trading loss. Also impacting gross margin was improved gross margin from the New York region of $47 million offset by $52 million lower gross margin from the Mid-Atlantic region. Gross margin in 2004 from other regions declined a total of $9 million compared to 2003.

                       1ST QUARTER WHOLESALE GROSS MARGIN

($ millions)                                                   2004            2003
                                                            ----------      ----------
Adjusted wholesale gross margin                             $      292      $      220
Reversal of California-related reserves                             21              75
Non-trading unrealized energy derivative gains/(losses)             12             (14)
                                                            ----------      ----------
Wholesale gross margin                                      $      325      $      281
                                                            ==========      ==========

OPERATION AND MAINTENANCE

The company's operation and maintenance expense was $250 million in the first quarter of 2004, compared to $225 million in the same period of 2003. Excluding severance charges, operation and maintenance expenses were $241 million in 2004 and $226 million in 2003. The increase was primarily related to the timing of power plant outages; expenses from three additional power plants, which were under construction in the first quarter 2003; increased gross receipts tax; and higher insurance costs. These factors were partially offset by reduced staffing levels from cost savings initiatives.

BAD DEBT EXPENSE

The company's bad debt expense was $8 million in the first quarter of 2004, compared to $17 million in the same period of the previous year. The reduction was primarily the result of a $5 million charge in 2003 related to the termination of the Liberty power plant tolling agreement.

OTHER GENERAL AND ADMINISTRATIVE

Other general and administrative expenses were $54 million in the first quarter of 2004, compared to $58 million for the first quarter of 2003. Excluding severance charges, other general and administrative expenses would have been $43 million in 2004 and $54 million in 2003. First quarter of 2003 included expenses related to the company's bank refinancing. Cost savings in 2004 were offset by increased rent expense.

DEPRECIATION AND AMORTIZATION

Depreciation and amortization expenses were $118 million in the first quarter of 2004, compared to $88 million for the same period of 2003. Excluding $12 million of accelerated depreciation related to the retirement of a power plant in Pennsylvania, depreciation and amortization expense for 2004 would have been $106 million compared to $88 million in 2003. The increase was primarily related to a $9 million increase in depreciation associated with the commercial operation of three power plants, which were under construction in the first quarter 2003, and higher amortization of emissions credits.

INTEREST EXPENSE, NET

Interest expense, net for the first quarter of 2004 was $105 million, compared to $83 million for the same period of 2003. Interest income on California-related receivables was $1 million in the first quarter of 2004 compared to $9 million for the first quarter of 2003. Excluding changes to interest income related to California-related receivables, interest expense, net would have been $106 million in 2004 compared to $92 million in 2003. Higher interest rates resulting from the company's bank refinancing in March 2003 and subsequent capital markets transactions during the summer of last year were offset by reduced debt levels.

OUTLOOK FOR 2004

Reliant Energy's 2004 adjusted earnings per share outlook remains $0.25.

           2004 ADJUSTED EARNINGS PER SHARE FROM CONTINUING OPERATIONS
                             OUTLOOK RECONCILIATION

                                                                                                               2004
                                                                                                          ------------
Adjusted earnings per share from continuing operations                                                    $       0.25
Accrual for payment to CenterPoint Energy                                                                           --
Net reduction of California-related reserves in the first quarter of 2004*                                        0.05
Accelerated depreciation related to retired unit in the first quarter of 2004*                                   (0.03)
Gains realized/collected in 2004 that were recorded prior to 2003 (EITF No. 02-03) (full year impact)            (0.04)
Restructuring charges, including severance in the first quarter of 2004**                                        (0.04)
Non-trading unrealized energy derivative gains in the first quarter of 2004*                                      0.04
                                                                                                          ------------
Earnings per share from continuing operations (on GAAP basis)                                             $       0.23
                                                                                                          ============

*There are no GAAP financial measures accessible on a forward-looking basis for future non-trading unrealized energy derivative gains/(losses), mothball/retirements, assets sales, impairments or legal and regulatory settlements. The company cannot estimate at this time the impact of such charges and expenses; however, these items could be material to future reported earnings.

** During the first quarter of 2004, the company incurred severance costs of $0.04 per share. The company estimates that charges and expenses associated with the implementation of cost reductions and restructuring activities could range from $0.14 to $0.17 per share for the full year of 2004.

WEBCAST OF EARNINGS CONFERENCE CALL

Reliant Energy has scheduled its first-quarter 2004 earnings conference call for Wednesday, May 5, 2004, at 10 a.m. Central Daylight Time. Interested parties may listen to a live audio broadcast of the conference call at www.reliant.com/corporate. A replay of the call can be accessed approximately two hours after the completion of the call. Reliant Energy will use a slide presentation to facilitate the conference call discussion. A copy of the presentation may be obtained via the company's Website in the investor relations section.

Reliant Energy, Inc., based in Houston, Texas, provides electricity and energy services to retail and wholesale customers in the U.S. The company provides a complete suite of energy products and services to more than 1.8 million electricity customers in Texas ranging from residences and small businesses to large commercial, industrial and institutional customers. Reliant also serves commercial and industrial clients in the PJM (Pennsylvania, New Jersey, Maryland) Interconnection. The company has more than 19,000 megawatts of power generation capacity in operation, under construction or under contract. For more information, visit our Website at www.reliant.com/corporate.

The tables included with the financial statements present a reconciliation of the difference between the non-generally accepted accounting principles (GAAP) financial measures presented in this release and the most directly comparable measure or measures calculated and presented in accordance with GAAP.

This news release contains "forward-looking statements." Forward-looking statements are statements that contain projections about our revenues, income, earnings and other financial items, our plans and objectives for the future, future economic performance, or other projections or estimates about our assumptions relating to these types of statements. These statements usually relate to future events and anticipated revenues, earnings, business strategies, competitive position or other aspects of our operations or operating results. In many cases you can identify forward-looking statements by terminology such as "anticipate," "estimate," "believe," "continue," "could," "intend," "may," "plan," "potential," "predict," "should," "will," "expect," "objective," "projection," "forecast," "goal," "guidance," "outlook," "effort," "target" and other similar words. However, the absence of these words does not mean that the statements are not forward-looking. We have based our forward-looking statements on management's beliefs and assumptions based on information available to management at the time the statements are made. Actual results may differ materially from those expressed or implied by forward-looking statements as a result of many factors or events, including legislative and regulatory developments, the outcome of pending lawsuits, governmental proceedings and investigations, the effects of competition, financial market conditions, access to capital, the timing and extent of changes in commodity prices and interest rates, weather conditions, changes in our business plan and other factors we discuss in our other filings with the Securities and Exchange Commission. Each forward-looking statement speaks only as of the date of the particular statement, and we undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.



                                       ###

                      Reliant Energy, Inc. and Subsidiaries
                      Consolidated Statements of Operations
                (Thousands of Dollars, except per share amounts)
                                   (Unaudited)


                                                                                         Three Months Ended March 31,
                                                                                         ----------------------------
                                                                                            2003             2004
                                                                                         -----------      -----------
REVENUES:
 Revenues (including $(6,472) and $783 unrealized (losses) gains)                        $ 2,541,216      $ 1,732,983
 Trading margins                                                                             (83,683)           2,758
                                                                                         -----------      -----------
TOTAL REVENUES                                                                             2,457,533        1,735,741
                                                                                         -----------      -----------

EXPENSES:

 Fuel and cost of gas sold (including $(7,603) and $12,380 unrealized (losses) gains)        345,468          249,782
 Purchased power (including $(1,891) and $8,268 unrealized (losses) gains)                 1,646,565          998,730
 Accrual for payment to CenterPoint Energy, Inc.                                              46,700            1,658
 Operation and maintenance                                                                   225,221          250,094
 Selling and marketing                                                                        20,048           17,620
 Bad debt expense                                                                             17,046            8,698
 Other general and administrative                                                             58,094           54,718
 Depreciation                                                                                 78,223          103,629
 Amortization                                                                                  9,461           13,980
                                                                                         -----------      -----------
  Total                                                                                    2,446,826        1,698,909
                                                                                         -----------      -----------
OPERATING INCOME                                                                              10,707           36,832
                                                                                         -----------      -----------

OTHER INCOME (EXPENSE):

 Gains (losses) from investments, net                                                          1,644             (169)
 Loss of equity investments                                                                   (1,210)            (806)
 Loss on sale of receivables                                                                  (3,836)          (9,187)
 Other, net                                                                                      802            5,938
                                                                                         -----------      -----------
EARNINGS BEFORE INTEREST AND TAXES                                                             8,107           32,608
                                                                                         -----------      -----------

 Interest expense                                                                            (97,033)        (110,174)
 Interest income                                                                              14,142            5,139
                                                                                         -----------      -----------

LOSS FROM CONTINUING OPERATIONS BEFORE INCOME TAXES                                          (74,784)         (72,427)
 Income tax benefit                                                                          (23,001)         (26,766)
                                                                                         -----------      -----------

LOSS FROM CONTINUING OPERATIONS                                                              (51,783)         (45,661)
                                                                                         -----------      -----------
 Loss from discontinued operations before income taxes                                      (360,319)              --
 Income tax expense                                                                           15,383               --
                                                                                         -----------      -----------
 Loss from discontinued operations                                                          (375,702)              --

LOSS BEFORE CUMULATIVE EFFECT OF ACCOUNTING CHANGES                                         (427,485)         (45,661)
 Cumulative effect of accounting changes, net of tax                                         (24,917)           7,290
                                                                                         -----------      -----------
NET LOSS                                                                                 $  (452,402)     $   (38,371)
                                                                                         ===========      ===========




BASIC AND DILUTED (LOSS) EARNINGS PER COMMON SHARE:

 Loss from continuing operations                                                         $     (0.18)     $     (0.15)
 Loss from discontinued operations, net of tax                                                 (1.29)              --
 Cumulative effect of accounting changes, net of tax                                           (0.08)            0.02
                                                                                         -----------      -----------
Net loss                                                                                 $     (1.55)     $     (0.13)
                                                                                         ===========      ===========

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING (IN THOUSANDS):

 - Basic                                                                                     291,438          296,067
 - Diluted                                                                                   291,438          296,067


     Reference is made to the notes to the consolidated financial statements contained in Reliant Energy, Inc.'s Annual Report on Form 10-K for the
                          year ended December 31, 2003.

                      Reliant Energy, Inc. and Subsidiaries
                        Results of Operations by Segment
                              (Millions of Dollars)
                                   (Unaudited)


                                                                      Three Months Ended March 31, 2003
                                           --------------------------------------------------------------------------------------
                                            Retail Energy   Wholesale Energy  Other Operations   Eliminations       Consolidated
                                           ---------------  ----------------  ----------------  ---------------   ---------------
Revenues:
 Revenues                                  $         1,133   $         1,461   $            --  $           (53)  $         2,541
 Trading margins                                        --               (83)               --               --               (83)
                                           ---------------   ---------------   ---------------  ---------------   ---------------
  Total                                              1,133             1,378                --              (53)            2,458
                                           ---------------   ---------------   ---------------  ---------------   ---------------

Operating Expenses:
 Fuel and cost of gas sold                              --               345                --               --               345
 Purchased power                                       948               752                --              (53)            1,647
                                           ---------------   ---------------   ---------------  ---------------   ---------------
  Gross margin                                         185               281                --               --               466
                                           ---------------   ---------------   ---------------  ---------------   ---------------

Accrual for payment to
  CenterPoint Energy, Inc.                              47                --                --               --                47
Operation and maintenance                               57               168                --               --               225
                                           ---------------   ---------------   ---------------  ---------------   ---------------
                                           $            81   $           113   $            --  $            --               194
                                                                                                                  ---------------

 Selling and marketing                                                                                                         20
 Bad debt expense                                                                                                              17
 Other general and administrative                                                                                              58
 Depreciation and amortization                                                                                                 88
                                                                                                                  ---------------
  Total                                                                                                                       183
                                                                                                                  ---------------
   Operating Income                                                                                                            11
                                                                                                                  ---------------

 Gains from investments, net                                                                                                    1
 Loss of equity investments                                                                                                    (1)
 Loss on sale of receivables                                                                                                   (4)
 Other, net                                                                                                                     1
                                                                                                                  ---------------
   Earnings before interest and
     income taxes                                                                                                               8
                                                                                                                  ---------------

 Interest expense                                                                                                             (97)
 Interest income                                                                                                               14
                                                                                                                  ---------------
 Loss from Continuing Operations
    Before Income Taxes                                                                                                       (75)
 Income tax benefit                                                                                                           (23)
                                                                                                                  ---------------
 Loss from Continuing Operations                                                                                              (52)
  Loss from discontinued operations,
    net of tax                                                                                                               (375)
  Cumulative effect of accounting changes,
    net of tax                                                                                                                (25)
                                                                                                                  ---------------
 Net Loss                                                                                                         $          (452)
                                                                                                                  ===============



                           ADJUSTED NET INCOME (LOSS)


                                                                Three Months Ended March 31, 2003
                                     -------------------------------------------------------------------------------------
                                      Retail Energy   Wholesale Energy  Other Operations   Eliminations      Consolidated
                                     ---------------  ----------------  ----------------  ---------------  ---------------
Gross margin (1)                     $           185   $           281   $            --  $            --  $           466
 Adjustment:                                      --                                                                    --
  Gains recorded prior to 2003
    to be realized/collected in
    current period                                18                --                --               --               18
  Reversal of California-related
    reserves                                      --               (75)               --               --              (75)
  Non-trading unrealized energy
    derivative losses                              2                14                                                  16
                                     ---------------   ---------------   ---------------  ---------------  ---------------
Adjusted gross margin                            205               220                --               --              425
                                     ---------------   ---------------   ---------------  ---------------  ---------------

Other Operating Expenses:
 Accrual for payment to
   CenterPoint Energy, Inc.                       47                --                --               --               47
  Adjustment:
   Accrual for payment to
     CenterPoint Energy, Inc.                    (47)               --                --               --              (47)
                                     ---------------   ---------------   ---------------  ---------------  ---------------
 Adjusted accrual for payment
   to CenterPoint Energy, Inc.                    --                --                --               --               --
                                     ---------------   ---------------   ---------------  ---------------  ---------------
 Operation and maintenance                        57               168                --               --              225
  Adjustment:
   Severance                                      --                 1                --               --                1
                                     ---------------   ---------------   ---------------  ---------------  ---------------
 Adjusted operation and maintenance               57               169                --               --              226
                                     ---------------   ---------------   ---------------  ---------------  ---------------
                                     $           148   $            51   $            --  $            --              199
                                                                                                           ---------------

 Selling and marketing                                                                                                  20
Adjustment:
  Severance                                                                                                             --
                                                                                                           ---------------
 Adjusted selling and marketing                                                                                         20
 Bad debt expense                                                                                                       17
 Other general and administrative                                                                                       58
  Adjustment:
   Severance                                                                                                            (4)
                                                                                                           ---------------
 Adjusted general and administrative                                                                                    54
 Depreciation and amortization                                                                                          88
                                                                                                           ---------------
  Total                                                                                                                179
                                                                                                           ---------------
   Adjusted Operating Income                                                                                            20
                                                                                                           ---------------

  Gains from investments, net                                                                                            1
  Loss of equity investments                                                                                            (1)
  Loss on sale of receivables                                                                                           (4)
  Other, net                                                                                                             1
                                                                                                           ---------------
   Adjusted earnings before
     interest and income taxes                                                                                          17
                                                                                                           ---------------

 Interest expense                                                                                                      (97)
 Interest income                                                                                                        14
 Adjustment:
  California related interest income                                                                                    (9)
                                                                                                           ---------------
Adjusted interest income                                                                                                 5
                                                                                                           ---------------

Adjusted Loss from Continuing
   Operations Before Income Taxes                                                                                      (75)
                                                                                                           ---------------
Income tax benefit                                                                                                     (23)
 Tax adjustments, net                                                                                                   --
                                                                                                           ---------------
Adjusted income tax benefit                                                                                            (23)
                                                                                                           ---------------

Adjusted Loss from Continuing
   Operations                                                                                                          (52)
 Loss from discontinued operations,
   net of tax                                                                                                         (375)
 Cumulative effect of accounting
   changes, net of tax                                                                                                 (25)
                                                                                                           ---------------
Adjusted Net Loss                                                                                          $          (452)
                                                                                                           ===============


(1)   Revenues less fuel and cost of gas sold and purchased power.



     Reference is made to the notes to the consolidated financial statements contained in Reliant Energy, Inc.'s Annual Report on Form 10-K for the
                         year ended December 31, 2003.

                      Reliant Energy, Inc. and Subsidiaries
                        Results of Operations by Segment
                              (Millions of Dollars)
                                   (Unaudited)


                                                               Three Months Ended March 31, 2004
                                   ------------------------------------------------------------------------------------------
                                    Retail Energy     Wholesale Energy  Other Operations    Eliminations       Consolidated
                                   ----------------   ----------------  ----------------  ----------------   ----------------
Revenues:
 Revenues                          $          1,152   $            641  $             --  $            (60)  $          1,733
 Trading margins                                 --                  3                --                --                  3
                                   ----------------   ----------------  ----------------  ----------------   ----------------
  Total                                       1,152                644                --               (60)             1,736
                                   ----------------   ----------------  ----------------  ----------------   ----------------

Operating Expenses:
 Fuel and cost of gas sold                       --                250                --                --                250
 Purchased power                                990                 69                --               (60)               999
                                   ----------------   ----------------  ----------------  ----------------   ----------------
  Gross margin                                  162                325                --                --                487
                                   ----------------   ----------------  ----------------  ----------------   ----------------

 Accrual for payment to
    CenterPoint Energy, Inc.                      2                 --                --                --                  2
 Operation and maintenance                       55                195                --                --                250
                                   ----------------   ----------------  ----------------  ----------------   ----------------
                                   $            105   $            130  $             --  $             --                235
                                                                                                             ----------------

 Selling and marketing                                                                                                     18
 Bad debt expense                                                                                                           8
 Other general and administrative                                                                                          54
 Depreciation and amortization                                                                                            118
                                                                                                             ----------------
  Total                                                                                                                   198
                                                                                                             ----------------
   Operating Income                                                                                                        37
                                                                                                             ----------------

 Loss of equity investments                                                                                                (1)
 Loss on sale of receivables                                                                                               (9)
 Other, net                                                                                                                 6
                                                                                                             ----------------
   Earnings before interest and
     income taxes                                                                                                          33
                                                                                                             ----------------

Interest expense                                                                                                         (110)
Interest income                                                                                                             5
                                                                                                             ----------------
Loss from Continuing Operations
  Before Income Taxes                                                                                                     (72)
Income tax benefit                                                                                                        (27)
                                                                                                             ----------------
Loss from Continuing Operations                                                                                           (45)
 Cumulative effect of accounting
    change, net of tax                                                                                                      7
                                                                                                             ----------------
Net Loss                                                                                                     $            (38)
                                                                                                             ================



                           ADJUSTED NET INCOME (LOSS)


                                                                 Three Months Ended March 31, 2004
                                     -------------------------------------------------------------------------------------------
                                      Retail Energy     Wholesale Energy   Other Operations     Eliminations      Consolidated
                                     ----------------   ----------------   ----------------   ----------------  ----------------
Gross margin(1)                      $            162   $            325   $             --   $             --  $            487
 Adjustment:
  Gains recorded prior to 2003
    to be realized/collected in
    current period                                 11                 --                 --                 --                11
  Reversal of California-related
    reserves                                       --                (21)                --                 --               (21)
  Non-trading unrealized energy
    derivative gains                              (9)                (12)                --                                  (21)
                                     ----------------   ----------------   ----------------   ----------------  ----------------
Adjusted gross margin                             164                292                 --                 --               456
                                     ----------------   ----------------   ----------------   ----------------  ----------------

Other Operating Expenses:
 Accrual for payment to
   CenterPoint Energy, Inc.                         2                 --                 --                 --                 2
  Adjustment:
   Accrual for payment to
    CenterPoint Energy, Inc.                       (2)                --                 --                 --                (2)
                                     ----------------   ----------------   ----------------   ----------------  ----------------
 Adjusted accrual for payment
   to CenterPoint Energy, Inc.                     --                 --                 --                 --                --
                                     ----------------   ----------------   ----------------   ----------------  ----------------
 Operation and maintenance                         55                195                 --                 --               250
  Adjustment:
   Severance                                       (4)                (5)                --                 --                (9)
                                     ----------------   ----------------   ----------------   ----------------  ----------------
 Adjusted operation and
   maintenance                                     51                190                 --                 --               241
                                     ----------------   ----------------   ----------------   ----------------  ----------------
                                     $            113   $            102   $             --   $             --               215
                                                                                                                ----------------

 Selling and marketing                                                                                                        18
  Adjustment:
   Severance                                                                                                                  (1)
                                                                                                                ----------------
 Adjusted selling and marketing                                                                                               17
 Bad debt expense                                                                                                              8
 Other general and administrative                                                                                             54
  Adjustment:
   Severance                                                                                                                 (11)
                                                                                                                ----------------
 Adjusted general and administrative                                                                                          43
 Depreciation and amortization                                                                                               118
  Adjustment:
   Accelerated depreciation on
     Wayne peaker unit                                                                                                       (12)
                                                                                                                ----------------
 Adjusted depreciation and
   amortization                                                                                                              106
                                                                                                                ----------------
  Total                                                                                                                      174
                                                                                                                ----------------
   Adjusted Operating Income                                                                                                  41
                                                                                                                ----------------

 Loss of equity investments                                                                                                   (1)
 Loss on sale of receivables                                                                                                  (9)
 Other, net                                                                                                                    6
                                                                                                                ----------------
   Adjusted earnings before interest
     and income taxes                                                                                                         37
                                                                                                                ----------------

Interest expense                                                                                                            (110)
Interest income                                                                                                                5
 Adjustment:
  California related interest income                                                                                          (1)
                                                                                                                ----------------
Adjusted interest income                                                                                                       4
                                                                                                                ----------------

Adjusted Loss from Continuing
   Operations Before Income Taxes                                                                                            (69)
                                                                                                                ----------------
Income tax benefit                                                                                                           (27)
 Tax adjustments, net                                                                                                          1
                                                                                                                ----------------
Adjusted income tax benefit                                                                                                  (26)
                                                                                                                ----------------

Adjusted Loss from Continuing
   Operations                                                                                                                (43)
                                                                                                                ----------------
 Cumulative effect of accounting
   change, net of tax                                                                                                          7
                                                                                                                ----------------
Adjusted Net Loss                                                                                               $            (36)
                                                                                                                ================


(1)   Revenues less fuel and cost of gas sold and purchased power.



     Reference is made to the notes to the consolidated financial statements contained in Reliant Energy, Inc.'s Annual Report on Form 10-K for the
                         year ended December 31, 2003.

                      Reliant Energy, Inc. and Subsidiaries
                  EPS from Continuing Operations Reconciliation
                           (Dollars per diluted share)
                                   (Unaudited)


                                                                             Three Months Ended March 31,
                                                                          ----------------------------------
                                                                               2003               2004
                                                                          ---------------    ---------------
Net loss (per GAAP)                                                       $         (1.55)   $         (0.13)

Cumulative effect of accounting changes, net of tax                                  0.08              (0.02)

Loss from discontinued operations, net of tax                                        1.29                 --
                                                                          ---------------    ---------------

Loss from continuing operations (on GAAP basis)                                     (0.18)             (0.15)

Adjustments:
 Gains recorded prior to 2003 to be realized/collected in current period             0.04               0.02
 Reversal of California-related reserves (including interest income)                (0.18)             (0.05)
 Non-trading unrealized energy derivative losses/gains                               0.03              (0.04)
 Accrual for payment to CenterPoint Energy, Inc.                                     0.10                 --
 Severance                                                                           0.01               0.04
 Accelerated depreciation on Wayne peaker unit                                         --               0.03
                                                                          ---------------    ---------------

Adjusted loss from continuing operations                                  $         (0.18)   $         (0.15)
                                                                          ===============    ===============


     Reference is made to the notes to the consolidated financial statements contained in Reliant Energy, Inc.'s Annual Report on Form 10-K for the
                          year ended December 31, 2003.

                      Reliant Energy, Inc. and Subsidiaries
                      Condensed Consolidated Balance Sheets
                             (Thousands of Dollars)
                                   (Unaudited)


                                                                 December 31, 2003       March 31, 2004
                                                                 ------------------    ------------------
                                ASSETS

CURRENT ASSETS:
   Cash and cash equivalents                                     $          146,524    $          116,627
   Restricted cash                                                          250,748               229,076
   Accounts and notes receivable, principally customer, net                 602,859               458,632
   Notes receivable related to receivables facility                         393,822               289,439
   Net California receivables subject to refund                             198,609                    --
   Inventory                                                                268,701               242,431
   Trading and derivative assets                                            493,046               602,179
   Other current assets                                                     334,961               406,855
                                                                 ------------------    ------------------
      Total current assets                                                2,689,270             2,345,239

   Property, plant and equipment, gross                                   9,251,118             9,304,831
   Accumulated depreciation                                                (724,334)             (812,804)
                                                                 ------------------    ------------------
PROPERTY, PLANT AND EQUIPMENT, NET                                        8,526,784             8,492,027
                                                                 ------------------    ------------------

OTHER ASSETS:

   Goodwill, net                                                            482,534               482,534
   Other intangibles, net                                                   719,469               747,948
   Net California receivables subject to refund                                  --               217,000
   Equity investments                                                        95,223                92,747
   Trading and derivative assets                                            199,716               228,793
   Restricted cash                                                           36,916                36,916
   Other long-term assets                                                   558,347               561,167
                                                                 ------------------    ------------------
      Total other assets                                                  2,092,205             2,367,105
                                                                 ------------------    ------------------
      TOTAL ASSETS                                               $       13,308,259    $       13,204,371
                                                                 ==================    ==================


                  LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:

   Current portion of long-term debt and short-term borrowings   $          430,685    $          401,240
   Accounts payable, principally trade                                      516,843               505,316
   Trading and derivative liabilities                                       357,219               362,115
   Accrual for payment to  CenterPoint Energy, Inc.                         175,000               176,658
   Other current liabilities                                                518,662               462,576
                                                                 ------------------    ------------------
      Total current liabilities                                           1,998,409             1,907,905

OTHER LIABILITIES:

   Trading and derivative liabilities                                       216,399               288,618
   Other long-term liabilities                                            1,012,541               973,636
                                                                 ------------------    ------------------
      Total other liabilities                                             1,228,940             1,262,254
                                                                 ------------------    ------------------

LONG-TERM DEBT                                                            5,709,111             5,659,798
                                                                 ------------------    ------------------
COMMITMENTS AND CONTINGENCIES

STOCKHOLDERS' EQUITY                                                      4,371,799             4,374,414
                                                                 ------------------    ------------------
      TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                 $       13,308,259    $       13,204,371
                                                                 ==================    ==================



     Reference is made to the notes to the consolidated financial statements contained in Reliant Energy, Inc.'s Annual Report on Form 10-K for the
                          year ended December 31, 2003.

                      Reliant Energy, Inc. and Subsidiaries
                 Condensed Consolidated Statements of Cash Flows
                             (Thousands of Dollars)
                                   (Unaudited)


                                                                                            Three Months Ended March 31,
                                                                                            ----------------------------
                                                                                                2003            2004
                                                                                            ------------    ------------
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss                                                                                    $   (452,402)   $    (38,371)
Loss from discontinued operations                                                                375,702              --
                                                                                            ------------    ------------
  Net loss from continuing operations and cumulative effect of accounting changes                (76,700)        (38,371)
ADJUSTMENTS TO RECONCILE NET LOSS TO NET CASH (USED IN) PROVIDED BY OPERATING ACTIVITIES:
 Cumulative effect of accounting changes                                                          24,917          (7,290)
 Depreciation and amortization                                                                    87,684         117,609
 Deferred income taxes                                                                           (55,936)        (22,681)
 Net unrealized gains on trading energy derivatives                                              (91,739)         (4,942)
 Net unrealized losses (gains) on non-trading energy derivatives                                  15,966         (21,431)
 Accrual for payment to CenterPoint Energy, Inc.                                                  46,700           1,658
 Other, net                                                                                        1,189          27,405
Changes in working capital and other assets and liabilities                                     (184,463)         43,649
                                                                                            ------------    ------------
  Net cash (used in) provided by continuing operations from operating activities                (232,382)         95,606
  Net cash provided by discontinued operations from operating activities                           5,260              --
                                                                                            ------------    ------------
  Net cash (used in) provided by operating activities                                           (227,122)         95,606
                                                                                            ------------    ------------
CASH FLOWS FROM INVESTING ACTIVITIES:
 Capital expenditures                                                                           (188,910)        (70,258)
 Other, net                                                                                          481           2,100
                                                                                            ------------    ------------
  Net cash used in continuing operations from investing activities                              (188,429)        (68,158)
  Net cash used in discontinued operations from investing activities                              (1,477)             --
                                                                                            ------------    ------------
  Net cash used in investing activities                                                         (189,906)        (68,158)
                                                                                            ------------    ------------
CASH FLOWS FROM FINANCING ACTIVITIES:
 Proceeds from long-term debt                                                                     94,902              --
 Payments of long-term debt                                                                      (11,635)        (49,149)
 Decrease in short-term borrowings and revolving credit facilities, net                         (267,615)        (25,050)
 Payments of financing costs                                                                    (130,774)           (233)
 Other, net                                                                                        1,912          17,087
                                                                                            ------------    ------------
  Net cash used in continuing operations from financing activities                              (313,210)        (57,345)
  Net cash used in discontinued operations from financing activities                                (402)             --
                                                                                            ------------    ------------
  Net cash used in financing activities                                                         (313,612)        (57,345)
                                                                                            ------------    ------------
EFFECT OF EXCHANGE RATE CHANGES ON CASH AND CASH EQUIVALENTS                                       4,218              --
                                                                                            ------------    ------------
NET CHANGE IN CASH AND CASH EQUIVALENTS                                                         (726,422)        (29,897)
CASH AND CASH EQUIVALENTS AT BEGINNING OF PERIOD                                               1,114,850         146,524
                                                                                            ------------    ------------
CASH AND CASH EQUIVALENTS AT END OF PERIOD                                                  $    388,428    $    116,627
                                                                                            ============    ============


     Reference is made to the notes to the consolidated financial statements contained in Reliant Energy, Inc.'s Annual Report on Form 10-K for the
                          year ended December 31, 2003.

                      Reliant Energy, Inc. and Subsidiaries
                             Retail Operational Data
                                   (Unaudited)



RETAIL ENERGY REVENUES:


                                                            Three Months Ended March 31,
                                                         ----------------------------------
                                                              2003               2004
                                                         ---------------    ---------------
                                                                    (in millions)
Texas:
Residential and small commercial                         $           564    $           662
Large commercial, industrial and institutional                       331                427

Outside of Texas:
Commercial, industrial and institutional                              --                 30

                                                         ---------------    ---------------
Revenue from end-use retail customers                    $           895    $         1,119
                                                         ---------------    ---------------

Retail Energy revenues from resales of purchased power
 and other hedging activities                                        239                 33
Unrealized losses                                                     (1)                --
                                                         ---------------    ---------------
Total Retail Energy revenues                                       1,133              1,152
                                                         ===============    ===============



RETAIL ENERGY OPERATING DATA:


                                                            Three Months Ended March 31,
                                                         ---------------------------------
                                                              2003              2004
                                                         ---------------   ---------------
                                                                  (gigawatt hours)
Electricity Sales from End-Use Retail Customers:
 Residential:
  Houston service area                                             3,663             3,678
  Other                                                              257               878
                                                         ---------------   ---------------
   Total residential                                               3,920             4,556
                                                         ---------------   ---------------
Small commercial:
  Houston service area                                             2,474             1,867
  Other                                                              154               302
                                                         ---------------   ---------------
   Total small commercial                                          2,628             2,169
                                                         ---------------   ---------------
Large commercial, industrial and institutional (1)                 6,006             7,632
                                                         ---------------   ---------------
    Total                                                         12,554            14,357
                                                         ===============   ===============



                                                                     March 31,
                                                         ---------------------------------
                                                              2003              2004
                                                         ---------------   ---------------
                                                         (in thousands, metered locations)
Retail Customers:
 Residential:
  Houston service area                                             1,407             1,379
  Other                                                               67               242
                                                         ---------------   ---------------
   Total residential                                               1,474             1,621
                                                         ---------------   ---------------
Small commercial:
  Houston service area                                               205               191
  Other                                                                6                15
                                                         ---------------   ---------------
   Total small commercial                                            211               206
                                                         ---------------   ---------------
Large commercial, industrial and institutional (1)                    27                40
                                                         ---------------   ---------------
    Total                                                          1,712             1,867
                                                         ===============   ===============



                                                            Three Months Ended March 31,
                                                         ---------------------------------
                                                              2003              2004
                                                         ---------------   ---------------
                                                         (in thousands, metered locations)
Weighted Average Retail Customer Count:
 Residential:
  Houston service area                                             1,409             1,385
  Other                                                               61               231
                                                         ---------------   ---------------
   Total residential                                               1,470             1,616
                                                         ---------------   ---------------
 Small commercial:
  Houston service area                                               204               191
  Other                                                                6                13
                                                         ---------------   ---------------
   Total small commercial                                            210               204
                                                         ---------------   ---------------
 Large commercial, industrial and institutional (1)                   29                40
                                                         ---------------   ---------------
  Weighted average customer count                                  1,709             1,860
                                                         ===============   ===============


(1) Includes volumes/customers of the Government Land Office for whom we provide services



           Reference is made to the consolidated financial statements contained in Reliant Energy, Inc.'s Annual Report on Form 10-K for the year ended December 31, 2003.

                      Reliant Energy, Inc. and Subsidiaries
                           Wholesale Operational Data
                                   (Unaudited)


WHOLESALE ENERGY GROSS MARGIN:


                                                        Three Months Ended March 31,
                                                     ----------------------------------
                                                          2003                2004
                                                     ---------------    ---------------
                                                                (in millions)
West                                                 $             9    $             8
Mid-Atlantic                                                     144                 92
New York                                                          53                100
Southeast                                                          6                  3
Mid-Continent                                                     70                 63
Texas                                                             15                 17
Other                                                              6                  6
                                                     ---------------    ---------------
 Adjusted Plant Gross Margin                                     303                289
                                                     ---------------    ---------------

Reversal of California-related reserves                           75                 21
Unrealized (losses) gains                                        (14)                12
                                                     ---------------    ---------------
    Plant Gross Margin                                           364                322
                                                     ---------------    ---------------

Trading margins                                                  (83)                 3
                                                     ---------------    ---------------
Total Wholesale Gross Margin                         $           281    $           325
                                                     ===============    ===============


WHOLESALE ENERGY OPERATING DATA (1):


                                                        Three Months Ended March 31,
                                                     ---------------------------------
                                                          2003              2004
                                                     ---------------   ---------------
                                                               (gigawatt hours)
Wholesale net power generation volumes                        11,231            10,336
Wholesale power purchase volumes                              16,290             7,642
                                                     ---------------   ---------------
Wholesale power sales volumes                                 27,521            17,978
                                                     ===============   ===============


(1) These amounts exclude volumes associated with our discontinued operations.



     Reference is made to the notes to the consolidated financial statements contained in Reliant Energy, Inc.'s Annual Report on Form 10-K for the
                         year ended December 31, 2003.



FOR ADDITIONAL INQUIRIES PLEASE CONTACT:

Stephanie Slavin
(713) 497-6983